                                     Gemini II

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF
GEMINI II, INC.

   Notice is hereby given that the Annual Meeting of Shareholders of Gemini II, Inc. (the "Fund") will be held in the Majestic Building, Room 118B, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, Pennsylvania, on
Wednesday, April 24, 1996, at 9:30 A.M., Eastern Time, for the following purposes:

  1. To elect a Board of Directors.

  2. To ratify or reject the selection of Price Waterhouse LLP, independent accountants, as auditors of the Fund for the fiscal year ending December 31, 1996.

  3. To consider and act upon any other matters which may properly come before the meeting.

                                        By Order of the Board of Directors
                                        RAYMOND J. KLAPINSKY, Secretary

March 13, 1996

_____________________________________________________________________________

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN

  Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your Proxy Card promptly.
_____________________________________________________________________________

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                                  Gemini II

                        ANNUAL MEETING OF SHAREHOLDERS

                                April 24, 1996

                               PROXY STATEMENT

   The enclosed proxy is solicited by and on behalf of the Board of Directors of Gemini II, Inc. All costs of solicitation (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Fund. In addition to the solicitation of proxies by mail, officers and employees of the Fund and The Vanguard Group, Inc. ("Vanguard") may solicit in person or telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting materials to their principals.

   Holders of record at the close of business on March 8, 1996, are entitled to vote at the meeting or at any adjourned session. Each share is entitled to one vote. As of the record date, there were 10,920,550 Income Shares and 10,920,550 Capital Shares issued and outstanding. This Proxy Statement was mailed to shareholders on or about March 13, 1996.

   Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote for management's slate of Directors and as recommended by the Board of Directors. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Fund, or by voting in person at the meeting. The mailing address of the Fund is c/o Vanguard Financial Center, P.O. Box 2600, Valley Forge, Pennsylvania 19482.

   Shareholders who need directions to the location of the Annual Meeting should call 1-800-852-6999, between the hours of 8:00 A.M. and 9:00 P.M., Eastern Time, on any business day.

   A copy of the Fund's Annual Report for the fiscal year ended December 31, 1995, including financial statements, has been mailed to each shareholder of the Fund entitled to vote at the meeting.

                           1. ELECTION OF DIRECTORS

   It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

   1) All such proxies representing both Income Shares and Capital Shares voting as a single class in favor of the five (5) persons designated as Directors to be elected by the holders of Income Shares and Capital Shares;

   2) All such proxies representing Capital Shares voting in favor of the two
(2) persons designated as Directors to be elected by holders of Capital Shares; and

   3) All such proxies representing Income Shares voting in favor of the two
(2) persons designated as Directors to be elected by the holders of Income
Shares.

   If any such nominee is not available for election at the time of the meeting, the persons named as proxies will vote for such substitute nominee as the Board of Directors may recommend unless the number of Directors serving on the Board is reduced. The Directors, if elected, will serve as Directors of the Fund until the next annual meeting of shareholders and until their successors have been elected and qualified. All of the nominees are presently Directors of the Fund. All of the Directors were elected by shareholders.

TO BE ELECTED BY THE HOLDERS OF BOTH
INCOME SHARES AND CAPITAL SHARES
VOTING AS A SINGLE CLASS

                                                                                 Share Holdings
                                                                                      as of
                                  Principal Occupation,         Year First        March 8, 1996
                                   Business Experience           Became a     ---------------------
 Name                  Age        and Other Directorships        Director      Income      Capital
 --------             -----   ------------------------------    ------------   --------   ---------
John C.
 Bogle (1)(2)  ...     66   Chairman and Director of the           1984       3,000        3,000
                             Fund, Vanguard, Vanguard Real
                             Estate Funds I and II and each
                             of the Vanguard Funds;
                             Director of The Mead
                             Corporation and General
                             Accident Insurance.

Robert E.                   Chairman, Rhone-Poulenc Rorer,         1992        None         None
 Cawthorn (2)  ...     60    Inc.; Director of Sun Company, Inc.





                                                                                 Share Holdings
                                                                                      as of
                                  Principal Occupation,         Year First        March 8, 1996
                                   Business Experience           Became a     ---------------------
 Name                  Age        and Other Directorships        Director      Income      Capital
 --------             -----   ------------------------------    ------------   --------   ---------
Barbara B.
 Hauptfuhrer (2)..    67    Director of the Great Atlantic         1984           200         200
                             and Pacific Tea Company,
                             Raytheon Company,
                             Massachusetts Mutual Life
                             Insurance Co., Knight-Ridder,
                             Inc., and Trustee Emerita of
                             Wellesley College

Burton G.
 Malkiel (2)  ....    63    Chemical Bank Chairman's               1984         1,000       1,000
                             Professor of Economics,
                             Princeton University; Director
                             of Prudential Insurance Co. of
                             America, Amdahl Corporation,
                             Baker Fentress & Co., The
                             Jeffrey Co. and Southern New
                             England Communications
                             Company.
Alfred M.
 Rankin, Jr. (2)..    53    Chairman, President and Chief          1992          None        None
                             Executive Officer of NACCO
                             Industries; Director of The
                             B.F. Goodrich Company and The
                             Standard Products Co.

TO BE ELECTED BY THE HOLDERS OF CAPITAL SHARES
John J.
 Brennan (1)(2) ....  41    President, Chief Executive             1987           200         200
                             Officer of the Fund, Vanguard,
                             and each of the Vanguard
                             Funds.
Bruce K.
 MacLaury (3)  ...   64     President, The Brookings               1989          None        None
                             Institution; Director of
                             American Express Bank, Ltd.
                             The St. Paul Companies, Inc.
                             and Scott Paper Company.

TO BE ELECTED BY THE HOLDERS OF INCOME SHARES
John C.
 Sawhill (2)  ....    59    President and Chief Executive          1991          None        None
                             Officer, The Nature
                             Conservancy; formerly,
                             Director and Senior Partner,
                             McKinsey & Co., and President,
                             New York University; Director
                             of Pacific Gas and Electric
                             Company and NACCO Industries.



                                                                                 Share Holdings
                                                                                      as of
                                  Principal Occupation,         Year First        March 8, 1996
                                   Business Experience           Became a     ---------------------
 Name                  Age        and Other Directorships        Director      Income      Capital
 --------             -----   ------------------------------    ------------   --------   ---------
J. Lawrence
 Wilson (2)  .....    60    Chairman and Chief Executive           1985         None        None
                             Officer of Rohm & Haas
                             Company; Director of Cummins
                             Engine Company, Vanguard Real
                             Estate Funds I and II and
                             Trustee of Vanderbilt
                             University.


------
(1) An officer is considered an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(2) A Director (Trustee) of Vanguard and each of the Vanguard Funds.
(3) A Director (Trustee) of each of the Vanguard Funds, except Vanguard Municipal Bond Fund, and the six Vanguard State Tax-Free Funds.

BOARD MEETINGS AND COMMITTEES


   During the fiscal year ended December 31, 1995, the Fund's Board of Directors held eleven meetings.

   The Board has a standing Compensation, Nomination and Audit Committee, which is composed of the Directors who are not "interested persons" of the Fund. During the fiscal year ended December 31, 1995, the Committee held five meetings. The Committee is responsible principally for: (1) selecting the Fund's independent accountants, and reviewing their fees; (2) meeting with the Fund's independent accountants for the purpose of reviewing the adequacy of the Fund's internal accounting controls; (3) evaluating the performance of the Fund's officers and employees, and developing and approving the overall compensation plan (including basic salary, customary insurance and other benefits, and incentives) for such officers and employees (who are paid through Vanguard); and (4) interviewing, evaluating and recommending to shareholders candidates for election to the Fund's Board of Directors.


   The Committee will consider Director nominations recommended by shareholders. Such nominations can be made by submitting a written request for consideration of a candidate, including a resume, to Mr. J. Lawrence Wilson, the Chairman of the Committee.

PRINCIPAL EXECUTIVE OFFICERS

 Name                                          Age       Office
----------                                    -----   ------------
John C. Bogle  .............................    66    Chairman
John J. Brennan  ...........................    41    President
Raymond J. Klapinsky.......................     57    Secretary
Richard F. Hyland  .........................    58    Treasurer
Karen E. West  .............................    49    Controller

   The officers of the Fund also hold identical positions with the other Vanguard Funds and are officers of Vanguard.

REMUNERATION OF DIRECTORS AND OFFICERS

   The Fund pays each Director, who is not also an officer, an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. Directors who are also officers receive no remuneration for their services as Directors. The Fund's proportionate share of remuneration paid by Vanguard (and reimbursed by the Fund) during the fiscal year ended December 31, 1995 to all officers of the Fund, as a group, was approximately $13,899.

   Directors who are not officers are paid an annual fee based on the number of years of service on the board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount of this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a maximum period of ten years or until the death of a retired Director. The Fund's proportionate share of benefits paid by Vanguard under its retirement and thrift plans to all officers of the Fund, as a group, during the fiscal year ended December 31, 1995, was approximately $300.

                              Compensation Table

                                             Pension or
                                             Retirement                              Total
                                              Benefits          Estimated        Compensation
                            Aggregate      Accrued as part        Annual         From Fund and
                           Compensation        of Fund        Benefits Upon      Fund Complex
    Name of Director        from Fund         Expenses          Retirement     Paid to Director
----------------------   --------------   ---------------    ---------------   ----------------
John C. Bogle*  .......         --               --                 --                --
John J. Brennan*  .....         --               --                 --                --
Robert E. Cawthorn  ...        $118              $17             $13,000           $59,000
Barbara B. Hauptfuhrer         $118              $20             $15,000           $59,000
Burton G. Malkiel  ....        $120              $13             $15,000           $60,000
Bruce K. MacLaury  ....        $130              $20             $12,000           $55,000
James O. Welch, Jr.  ..        $118              $16             $15,000           $59,000
J. Lawrence Wilson  ...        $120              $11             $15,000           $60,000
John C. Sawhill  ......        $120              $13             $15,000           $60,000
Alfred M. Rankin, Jr.          $120              $11             $15,000           $60,000

------
*As "Interested Directors", Messrs. Bogle and Brennan receive no compensation for their service as Directors.

                   2. RATIFICATION OR REJECTION OF AUDITORS

   The Board of Directors has selected Price Waterhouse LLP as independent accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 1996. Price Waterhouse LLP has served the Fund in this capacity since the Fund's inception. In connection with the audit function, Price Waterhouse LLP also reviews the Fund's Annual Report to shareholders and the Fund's filings with the Securities and Exchange Commission. Neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund.

   A representative of Price Waterhouse LLP will be present at the meeting if requested by a shareholder (either by telephone or in writing) in advance of the meeting. Such requests should be directed to the Secretary of the Fund.

REQUIRED VOTE

   An affirmative vote of a majority of the shares of the Fund represented at the meeting (Income Shares and Capital Shares voting as a single class) will be required to ratify this appointment.

                             3. OTHER INFORMATION

INVESTMENT ADVISORY SERVICES

   The Fund employs Wellington Management Company (the "Adviser"), 75 State Street, Boston, Massachusetts 02109, under an investment advisory agreement dated as of February 1, 1985 (the "Agreement") to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the officers and Directors of the Fund. This Agreement continues in effect until January 31, 1997, and is not being presented to shareholders for approval. Pursuant to the Agreement, the Fund pays the Adviser a fee (the "Basic Fee") at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:


                        Net Assets              Rate
                   ------------------         --------
                   First $300 million .....     0.350%
                   Over $300 million ......     0.275%

   The Basic Fee, as provided above, may be increased or decreased by an amount equal to 0.10% per annum (0.025%) per quarter of the average month-end net assets of the Fund if the Fund's investment performance for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Standard and Poor's Composite Stock Price Index of 500 Common Stocks (the "S&P Index") for the same period; or by an amount equal to 0.05% per annum

(0.0125% per quarter) if the Fund's investment performance for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the S&P Index.

   During the fiscal year ended December 31, 1995, the Fund paid the Adviser a base advisory fee of approximately $1,244,000 (.34 of 1% of average net assets), before an increase of approximately $297,000 (.08 of 1% of average net assets) based on the Fund's investment performance.

   The adviser is a Massachusetts general partnership of which the following persons are managing partners; Messrs. Robert W. Doran, Duncan M. McFarland, and John B. Neff.

PORTFOLIO TRANSACTIONS

   The investment advisory agreement authorizes the Adviser (with the ap-proval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides that most favorable total cost or proceeds reasonably obtainable under the circumstances.

   In placing portfolio transactions, the Adviser uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund. The Adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

   The investment advisory agreement also incorporates the concepts of Sec-tion 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting that same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund and the other Funds in the Group.

   Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser only will pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

THE VANGUARD GROUP

   Gemini II is a member of The Vanguard Group of Investment Companies which consists of the investment companies listed below:


Vanguard/Windsor Funds                 Vanguard Preferred Stock Fund
Gemini II                              Vanguard Bond Index Fund
Vanguard Explorer Fund                 Vanguard Municipal Bond Fund
Vanguard/Morgan Growth Fund            Vanguard California Tax-Free Fund
Vanguard/PRIMECAP Fund                 Vanguard New Jersey Tax-Free Fund
Vanguard Specialized Portfolios        Vanguard New York Insured
Vanguard World Fund                     Tax-Free Fund
Vanguard Index Trust                   Vanguard Pennsylvania Tax-Free
Vanguard Quantitative Portfolios        Fund
Vanguard/Trustees' Equity Fund         Vanguard International Equity
Vanguard Equity Income Fund             Index Fund
Vanguard Asset Allocation Fund         Vanguard Ohio Tax-Free Fund
Vanguard/Wellington Fund               Vanguard Florida Insured
Vanguard Money Market Reserves          Tax-Free Fund
Vanguard Convertible Securities        Vanguard Variable Insurance Fund
 Fund                                  Vanguard Admiral Funds
Vanguard Fixed Income Securities       Vanguard Balanced Index Fund
 Fund                                  Vanguard Tax-Managed Fund
Vanguard/Wellesley Income              Vanguard Horizon Fund
 Fund                                  Vanguard Whitehall Funds


   Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to some of the Vanguard Funds.

   Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under appropriate methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodian fees.

   The Vanguard Group was established and operates under a Funds' Service agreement which was approved by the shareholders of each of the Funds. The Funds' Service Agreement was amended on May 15, 1993 to provide as follows:
(a) each Vanguard Fund may invest up to .40% of its current net assets in Vanguard, and (b) there is no limit on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1995, the Fund had contributed capital of $48,000 to Vanguard, representing .2% of Vanguard's capitalization.


   Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1995, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services totaled approximately $519,000.


   Distribution. Vanguard provides all distribution and marketing activities for the Funds in the Group, except the Fund, which does not offer additional shares for sale. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.


   One-half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets (including the Fund). The remaining one-half of these expenses is allocated among the Funds (except the Fund) based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1995, the Fund paid approximately $46,700 of the Group's distribution and marketing expenses.

LITIGATION

   The Fund is not involved in any litigation.

SHAREHOLDER PROPOSALS

   Notice is hereby given that any shareholder proposals which may properly be included in the proxy solicitation material for the next annual meeting, now scheduled for April 1997, must be received by the Fund no later than February 15, 1997.

ADJOURNMENT

   If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. The Fund pays the costs of any additional solicitation and of any adjourned session.

OTHER MATTERS

   The Board of Directors know of no other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                           4. FINANCIAL STATEMENTS

   The financial statements of the Fund are not set forth in this Proxy Statement, since they were included in the Annual Report of the Fund for the fiscal year ended December 31, 1995, which has been mailed to all shareholders. The financial statements in the Annual Report should be read in connection with the Proxy Statement, but the Annual Report is not to be regarded as proxy solicitation material.

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X34-12/95         LOGO  100% Recycled
                        Paper

PROXY

                       GEMINI II ("FUND"): Income Shares

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned, revoking previous proxies, hereby appoints John C. Bogle,
J. Lawrence Wilson and Raymond J. Klapinsky, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held in the Majestic Building, Room 118B, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on April 24, 1996 at 9:30 A.M., E.T., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statements is hereby acknowledged.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                              -------------
                                                               SEE REVERSE
                                                                   SIDE
                                                              -------------

/X/ Please mark
    votes as in
    this example.
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
1. To elect the seven nominees specified below as Directors:
Nominees: John C. Bogle, Robert E. Cawthorn, Barbara B. Hauptfuhrer, Burton
G. Malkiel, Alfred M. Rankin, Jr., John C. Sawhill and J. Lawrence Wilson.
                     FOR           WITHHELD
                     / /             / /

/ /
  --------------------------------------
  For all nominees except as noted above

                                                   FOR     AGAINST     ABSTAIN
2. To ratify the selection of Price Waterhouse     / /       / /         / /
   LLP as auditors of the Fund.

                                   MARK HERE
                                  FOR ADDRESS   / /
                                  CHANGE AND
                                 NOTE AT LEFT

              NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

PLEASE SIGN, DATE AND RETURN      Signature:                     Date
PROMPTLY IN ENCLOSED ENVELOPE.              -------------------      --------

                                  Signature:                     Date
                                            --------------------     --------

PROXY

                       GEMINI II ("FUND"): Capital Shares

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned, revoking previous proxies, hereby appoints John C. Bogle,
J. Lawrence Wilson and Raymond J. Klapinsky, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held in the Majestic Building, Room 118B, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on April 24, 1996 at 9:30 A.M., E.T., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statements is hereby acknowledged.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                                                              -------------
                                                               SEE REVERSE
                                                                   SIDE
                                                              -------------

/X/ Please mark
    votes as in
    this example.
Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
1. To elect the seven nominees specified below as Directors:
Nominees: John C. Bogle, John J. Brennan, Robert E. Cawthorn, Barbara B. Hauptfuhrer, Bruce K. MacLaury, Burton G. Malkiel and Alfred M. Rankin, Jr.
                     FOR           WITHHELD
                     / /             / /

/ /
  --------------------------------------
  For all nominees except as noted above

                                                   FOR     AGAINST     ABSTAIN
2. To ratify the selection of Price Waterhouse     / /       / /         / /
   LLP as auditors of the Fund.

                                   MARK HERE
                                  FOR ADDRESS   / /
                                  CHANGE AND
                                 NOTE AT LEFT

              NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

PLEASE SIGN, DATE AND RETURN      Signature:                     Date
PROMPTLY IN ENCLOSED ENVELOPE.              -------------------      --------

                                  Signature:                     Date
                                            --------------------     --------